UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 14, 2004

                              Rag Shops, Inc.
             (Exact name of registrant as specified in its charter)


           Delaware                     0-19194                51-0333503
   (State or other jurisdiction     (Commission File          (IRS Employer
 of incorporation or organization)       Number)            Identification No.)


                                111 Wagaraw Road
                           Hawthorne, New Jersey 07506
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (973) 423-1303

          (Former name or former address, if changed since last report)

Item 5.  Other Events and Required FD Disclosure.

         In its efforts to comply with The Sarbanes-Oxley Act of 2002, Rag Shops, Inc. (the "Company") has adopted a Code of Business Conduct and Ethics (the "Code") that applies to all of the Company's employees and contains particular ethics obligations for employees with financial reporting obligations. A copy of the Code is hereby filed with the Securities and Exchange Commission as Exhibit 14.1. The Code and any amendments to or waivers from any provisions of the Code that apply to the Company's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions will be posted on the Company's Internet website at www.ragshop.com .

         In addition, two of the Company's directors, Steven Barnett and Judith Lombardo, who are also members of management, Executive Vice President and Senior Vice President, respectively, have resigned from the Board in order to establish early compliance with the marketplace rules of The Nasdaq Stock Market relating to majority independence of the Board of Directors. The Board as currently constituted consists of Stanley Berenzweig, Chairman and Chief Executive Officer of the Company, Mario Ciampi, Fred Damiano, Jeffrey Gerstel, President and Chief Operating Officer of the Company, and Alan Mintz. The Company has no current intentions to fill the vacancies created by the resignations of Mr. Barnett and Ms. Lombardo.

         The Company has also established a Corporate Governance/Nominating Committee whose members are Mario Ciampi, Fred Damiano and Alan Mintz. The Committee's charter will be posted on the Company's Internet website shortly. The Company has also amended the Charters of its Audit Committee and Compensation Committee; both of which will also be posted on the Company's Internet website shortly.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

    14.1     Code of Business Conduct and Ethics

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: as of June 14, 2004


                                            RAG SHOPS, INC.



                                            By:  /s/Stanley Berenzweig
                                                 ---------------------
                                                 Stanley Berenzweig
                                                 Chairman

                                                                   EXHIBIT 14.1





                       CODE OF BUSINESS CONDUCT AND ETHICS

         The reputation of RAG SHOPS, INC. (the "Company") is a priceless asset that each employee is responsible for maintaining. The Company has adopted this Code of Business Conduct and Ethics (this "Code") as a guide for the personal business ethics of all of its directors, officers and employees to help in the recognition and management of ethical issues as well as to provide mechanisms to report unethical conduct and to foster a culture of honesty and accountability. Adherence to the standards contained in this Code will help to ensure decisions that reflect care for all of the Company's shareholders. The Code should also be provided to and followed by the Company's agents and representatives including consultants.

         The fundamental principle that underlies the way we do business at the Company is good judgment and an understanding of the legal and ethical parameters enhances that judgment. This Code is intended as an overview of the Company's guiding parameters and not as a restatement of the Company's policies and procedures. It cannot and is not intended to cover every applicable law or to provide answers to all questions that might arise; for that the Company ultimately must rely on each director's and employee's good sense of what is right, including a sense of when it is proper to seek guidance from others on the appropriate course of conduct. Because the Company's business depends upon its reputation and on the integrity and principled business conduct of its directors, officers and employees, in many instances this Code goes beyond the requirements of the law. The Code embodies such rules regarding individual and peer responsibilities as well as responsibilities to employees, customers, suppliers, shareholders, the public and other stakeholders and includes:

    o prohibiting conflicts of interest (including protecting corporate opportunities);

    o    protecting the Company's confidential and proprietary information;

    o treating the Company's employees, customers, suppliers and competitors fairly;

    o    protection and proper use of Company assets;

    o compliance with laws, rules and regulations (including insider trading laws);

    o    encouraging the reporting of any unlawful or unethical behavior.

         Since no code or policy can anticipate every situation that may arise, employees are encouraged to bring questions about particular circumstances that may implicate one or more of the provisions of this Code to the attention of Alan Mintz, Chairman of the Corporate Governance/Nominating Committee, who may consult with legal counsel as appropriate.

         This Code is a statement of goals and expectations for individual and business conduct and is not intended to and does not in any way constitute an employment contract or assurance of continued employment and does not create any rights in any employee, shareholder or other person or entity.

         It is the obligation of each and every director, officer and employee of the Company to become familiar with the goals and policies of the Company and to integrate them into every aspect of the business. The Company's standard has been and will continue to be that of the highest ethical conduct. Each director, officer and employee must comply with the letter and spirit of this Code. Those who violate the standards in this Code will be subject to disciplinary action.

I.       Maintain Fiduciary Duties.
         --------------------------

         Directors and officers must be loyal to the Company and must act at all times in the best interest of the Company and its shareholders and subordinate self-interests to the corporate and shareholder good. Directors and officers should never use their position to make a personal profit. Directors and officers must perform their duties in good faith, with sound business judgment and with the care of a prudent person.

II.      Conflicts of Interest.
         ----------------------

         All directors, officers and employees owe a duty of loyalty to the Company and must avoid any business, financial or other direct or indirect interests or relationships which conflict with or which divide his or her loyalty to the Company. A "conflict of interest" occurs when the private interest of a director, officer or employee interferes in any way, or appears to interfere, with the interests of the Company as a whole. Conflicts of interest also arise when a director, officer or employee, or a member of his or her family(1), receives improper personal benefits as a result of his or her position with the Company. Any activity which even appears to present such a conflict must be avoided or terminated unless, after disclosure to the Chairman of the Corporate Governance/Nominating Committee and the Chairman of the Board, it is determined that the activity is not harmful to the Company or otherwise improper.

         Conflicts of interest may not always be obvious and clear-cut. This Code does not attempt to describe all possible conflicts of interest which could develop and, as such, those suspecting a conflict of interest should bring it to the attention of a supervisor, manager or other appropriate personnel. Some of the more common conflicts are set out below.

o Interest in other businesses. Employees and members of their families must avoid direct or indirect financial relationships with other businesses that could cause divided loyalties. This does not mean that family members are precluded from being employed by one of the Company's customers, competitors or suppliers but that employees must avoid conducting Company business with members of their families or others with whom

--------
(1) Nasdaq rules define "family member" to include any person who is a relative by blood, marriage or adoption or who has the same residence.

              they have a significant personal relationship unless they have prior authorization from the Company.

o Relationship of Company with third-parties. Directors, officers and employees may not engage in any conduct or activities that are inconsistent with the Company's best interests or that disrupt or impair the Company's relationship with any person or entity with which the Company has or proposes to enter into a business or contractual relationship. Ownership of or an interest in a competitor or in a business with which the Company has or is contemplating a relationship may be a conflict of interest.

o Investments in public companies. Passive investments of not more than one percent of the total outstanding shares of companies listed on a national securities exchange or quoted on the NASDAQ or other board are permitted without the Company's approval provided that the investment is not so large financially either in absolute dollars or percentage of the individual's total investment portfolio that it creates the appearance of a conflict of interest. Any such investment must not involve the use of confidential "inside" or proprietary information. Investments in diversified publicly traded mutual funds are not deemed subject to these conflict of interest guidelines.

o Compensation from non-Company sources. Directors, officers and employees may not accept compensation, in any form, for services performed for the Company from any source other than the Company.

o Gifts or entertainment. Directors, officers, employees and members of their families may not offer, give or receive gifts or entertainment from persons or entities who deal with the Company in those cases where any such gift or entertainment is being made in order to influence the actions of a director as member of the Board or the actions of an officer or employee in his or her position with the Company, or where acceptance of the gifts or entertainment would create the appearance of a conflict of interest. Social amenities customarily associated with legitimate business relationships are permissible including lunches, dinners and gifts of modest value.

o Inside information. Directors, officers and employees may not use inside information and must be equally careful not to make such information available to others who might profit from it. The law and the Company forbid employees from using or disclosing material, non-public information that they acquire during the course of their employment with the Company. Employees are directed to review the Company's Insider Trading Policy.

III.     Corporate Opportunities.
         ------------------------

         A more specific form of conflict of interest is usurpation of a corporate opportunity. Directors, officers and employees owe a duty to the Company to advance the Company's legitimate interests when the opportunity to do so arises. Directors, officers and employees are prohibited from: (a) taking for themselves personally opportunities that are discovered through the use of corporate property, information or their positions with the Company; (b) using the Company's property, information, or position for personal gain; or (c) competing with the Company, directly or indirectly, for business opportunities, provided, however, that if the Company's disinterested directors determine that the Company will not pursue an opportunity that relates to the Company's business, a director, executive officer or employee may do so.

IV.      Confidentiality.
         ----------------

         Directors, officers and employees must maintain the confidentiality of information entrusted to them by the Company or its customers, and any other confidential information about the Company that comes to them, from whatever source, in their capacity as director, officer or employee, except when disclosure is authorized or required by laws or regulations. Confidential information includes all non-public information including the nature of the Company's business operations, information regarding inventions, trade secrets, etc that might be of use to competitors, or harmful to the Company or its customers, if disclosed. Such information should be protected and not disclosed to outsiders and every practicable step to preserve the Company's confidential information should be taken. This should include care in conducting confidential conversations in public areas or on telephones with the potential for eavesdropping, discarding confidential documents where they can be retrieved by others, leaving confidential documents in unattended areas and engaging in other unsecured means of communication.

V.       Protection and Proper Use of Company Assets.
         --------------------------------------------

         All Company assets should be used for legitimate business purposes. Directors, officers and employees must protect the Company's assets and ensure their efficient use. Theft, loss, misuse, carelessness and waste of assets have a direct impact on the Company's profitability. Directors, officers and employees must not use Company time, employees, supplies, equipment, tools, buildings or other assets for personal benefit without prior authorization from the Chairman of the Corporate Governance/Nominating Committee or as part of a compensation or expense reimbursement program available to all directors or executive officers.

         The obligations of employees to protect the Company's assets includes its proprietary information which includes intellectual property such as trade secrets, patents, trademarks, copyrights, as well as business, marketing and service plans, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy and could also be illegal and result in civil or criminal penalties.

VI.      Competition and Fair Dealing.
         -----------------------------

         The Company seeks to outperform its competition fairly and honestly. The Company seeks competitive advantages through superior performance, never through unethical or illegal business practices. Directors, officers and employees shall deal fairly and oversee fair dealing by employees and officers with the Company's directors, officers, employees, customers, suppliers and competitors. None should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practices.

VII.     Compliance with Laws, Rules and Regulations.
         --------------------------------------------

         Obeying the law, both in letter and in spirit, is the foundation on which this Company's ethical standards are built. Directors, officers and employees shall comply, and oversee compliance by others, with all laws, rules and regulations applicable to the Company. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers or other appropriate personnel. The Company holds information and training sessions to promote compliance with laws.

        A Equal Employment Opportunity.
In particular, the Company places a high value on diversity and strongly believes that all people are unique and should be respected for their individual abilities and, as such, recognizes its responsibility to provide equal employment opportunities to all qualified individuals. In support of this, the Company has established a corporate policy regarding discrimination or harassment on the basis of race, gender, age, color, religion, disability status, veteran status, sexual orientation, marital status or ethnic, national or other characteristic protected by law. The policy applies to all personnel relationships including, but not limited to, promotions, transfers, training, job assignments, hours of work, rates of pay, terminations and all terms and conditions of employment.

        B Harassment-Free  Workplace.
It is the Company's policy to provide a work environment for its employees that is free from harassment, including any verbal or physical harassment regarding the racial, ethnic, religious, physical or sexual characteristics or sexual orientation of another, and for all officers and employees to treat each other, customers and all other persons encountered in the course of business with respect. This policy extends to conduct that is made a condition of employment, used as a basis for employment decisions and/or has the purpose or effect of unreasonably interfering with an individual's work performance or creating an intimidating, hostile or offensive working environment. Please see the Company's Employee Handbook for further information on this policy.

        C Drugs, Alcohol and Tobacco Usage.
The Company wants to establish and maintain a work environment that is free from the effects of alcohol and drug abuse and that is congenial for all employees. The Company maintains a strict policy regarding the use of drugs, alcohol and tobacco. Please see the Company's Employee Handbook for further information on this policy.

        D Health and Safety Matters.
It is the Company's policy to provide each employee with a safe and healthful work environment and each employee has the responsibility for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting accidents, injuries and unsafe equipment, practices and conditions.

        E Antitrust Matters.
It is the Company's policy to compete fairly and legitimately and to comply with all antitrust laws. At a minimum, these laws require that there be no agreements or understandings between the Company and its competitors that affect prices, terms or conditions of sale and that there be no other agreements unreasonably restraining full and fair competition. There should be no discussions with competitors regarding prices to be charged by the Company or others. Similarly, agreements among competitors as to the territories or markets in which competitive products will be sold are illegal. The antitrust laws apply to many aspects of business behavior; it is therefore critical that employees raise any issues relating to these matters with the Chief Executive Officer so that legal counsel may be involved, if necessary.

        F Insider Trading.
If an employee has material, non-public information relating to the Company, it is the Company's policy and a requirement under law, that neither the employee, nor any person related to the employee, may buy or sell securities of the Company or engage in any other action to take advantage of that information. This policy also applies to trading in the securities of any other company, such as suppliers or competitors of the Company, if the employee has material, non-public information about that company which the employee obtained in the course of employment with the Company. Transactions that may be necessary or justifiable for independent reasons including emergency expenditures and . transactions planned before the employee learned the material information are not exceptions. Violations of insider trading laws may be punishable by fines and/or imprisonment. Employees are directed to review the Company's Insider Trading Policy.


VIII.    Dealings with the Press and Other Outside Entities.
         ---------------------------------------------------

         Since corporations are subject to increasing public scrutiny, it is important that any public statement that might be attributed to the Company be carefully considered and that personal views be kept separate from Company views. For these reasons, employees (other than designated employees) must refrain from communication with the news media or securities analysts or investors and not speak publicly for the Company unless specifically authorized by senior management. The name and contact information of any party seeking information or making other inquiries should be obtained and the Chairman of the Board should be notified immediately.

IX.      Use of the Internet and Communications Systems.
         -----------------------------------------------

         Access to the Internet and to all Company electronic communication systems, such as electronic mail and voice mail, are made available to employees solely for the purpose of carrying out legitimate business of the Company and incidental use. These systems are the property of the Company and all communications are subject to review by appropriate and authorized Company personnel at any time. Users have no expectation of personal privacy in their use of Company communications systems or in information sent to or from or stored in Company communications systems. Access to the Internet via modem puts both a user's computer and the entire Company-net at risk and, as such, users must use approved mechanisms, tools and procedures for these activities. Use of Company computer resources or communications systems for any of the following is prohibited: abusive or otherwise objectionable language, information which is illegal or obscene, messages which defame or libel others and use which interferes with the work of the employee or others, including sexual or other harassment violative of applicable Equal Employment Opportunity laws and Company policies.

X.       Document Retention and Management.
         ----------------------------------

         Accurate business records must be maintained, retained and stored in a consistent and reliable manner in order to comply with the requirements of various laws as well as to provide for effective operations. Officers and employees are expected to become familiar with the Company's policies regarding records management.


XI.      Special Ethics Obligations for Employees with Financial Reporting
         -----------------------------------------------------------------
         Obligations.
         ------------

         As a public company, it is of critical importance that the Company's filings with the Securities and Exchange Commission be accurate and timely. Depending upon an employee's position with the Company, employees may be called upon to provide information to assure that the Company's public reports are complete, fair and understandable. The Company expects that all of its personnel will take this responsibility very seriously and will provide prompt and accurate answers to inquiries related to the Company's public disclosure requirements.

         The Finance Department bears a special responsibility for promoting integrity throughout the organization with responsibilities to stakeholders both inside and outside of the Company. The Chief Executive Officer and Finance Department personnel have a special role both to adhere to these principles themselves and also to ensure that a culture exists throughout the Company as a whole that ensures the fair and timely reporting of the Company's financial results and condition.

         Due to these special roles, the Chief Executive Officer and each of the members of the Finance Department are bound by the following Financial Code of Ethics and by accepting the Code of Business Conduct and Ethics, each agrees that he or she will:

     o act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships;

     o provide information that is accurate, complete, objective, relevant, timely and understandable to ensure full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, government agencies and in other public communications;

     o comply with rules and regulations of federal, state and local governments and other appropriate private and public regulatory agencies;

     o act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated;

     o respect the confidentiality of information acquired in the course of one's work except when authorized or otherwise legally obligated to disclose;

     o share knowledge and maintain skills important and relevant to stakeholders' needs;

     o proactively promote and be an example of ethical behavior as a responsible partner among peers;

     o achieve responsible use of and control over all assets and resources employed or entrusted;

     o not unduly or fraudulently influence, coerce, manipulate or mislead any authorized audit or interfere with any auditor engaged in the performance of an internal or independent audit of the Company's financial statements or accounting books and records;

     o promptly report to the Chairman of the Audit Committee any conduct that the individual believes to be a violation of law or business ethics or of any provision of this Code including any transaction or relationship that reasonably could be expected to give rise to such a conflict.


Violations of this Financial Officer Code of Ethics, including failures to report potential violations by others, will be viewed as a severe disciplinary matter that may result in personnel action, including termination of employment. Anyone believing that a violation of the Financial Officer Code of Ethics has occurred should contact the Chairman of the Audit Committee at: alanmintz@aol.com .

XII.     Amendments to and/or Waivers of the Code of Business Conduct and
         -----------------------------------------------------------------
         Ethics.
         -------

         Any amendment to this Code may be made only by the Board and shall be disclosed promptly to the shareholders of the Company. Any waiver of this Code as to the actions of directors and officers may be made only by the Board and shall be disclosed promptly to the shareholders of the Company.

XIII.    Encouraging the Reporting of any Illegal or Unethical Behavior.
         ---------------------------------------------------------------

         The Company encourages employees to talk to supervisors, managers and other appropriate personnel when in doubt about the best course of action in a particular situation and encourages directors, officers and employees to report any suspected violations of laws, rules or regulations or of this code promptly to appropriate personnel or directly to the Chairman of the Corporate Governance/Nominating Committee. The Company will not permit retaliation for reports made in good faith.

         Violations will be investigated by the Committee or by the Board or by a person or persons designated by the Board and appropriate action will be taken in the event of any violations of this Code.

         A failure by any director, officer or employee to comply with the laws or regulations governing the Company's business, this Code or any other Company policy or requirement may result in disciplinary action, and, if warranted, legal proceedings.